Customer Quote Equipment, Procedures, and/or Products
201 Technology Dr. • Irvine • California • 92618
Tel: 866-313-2796 Fax: 866-313-3636 or 949-450-5407
Exhibit 10.5

Date Initiated	12/13/05
Customer Name	Advanced medical partners, Inc. (AMPI) (dba Cryosyndicators)-National
Address	701 Interstate 20 East
Arlington, TX 76018
Customer Contact Name	Robert Yonke/Chris Ringel	Tel No.	817-465-3900
Endocare Sales Representative	Dan Callahan	Tel No.	319-431-3411

Qty.	Model No.	Description	List Price ($)	Quote ($)
			(U.S. Dollars)	(U.S. Dollars)
1	CRYO-206F	Prostate CryoAblation Procedure Kit · SIX (6) CRYO-44 F (2 mm CryoProbe™) · SIX (6) CRYO-55 F (TempProbe™ Short) · ONE (1) CRYO-60 (Urethral Warming Catheter Kit)	$8,000.00	**
1	CRYO-103	Custom Prostate CryoAblation Procedure Kit
     ·  SIX (6) CRYO-40 F (3 mm CryoProbe™)
     ·  FIVE(5) CRYO-55 F (TempProbe™ Short Direct Access System)
     ·  ONE (1) CRYO-60 (Urethral Warming Catheter Kit)
     ·  ONE (1) CRYO-72 (FastTrac™ CryoProbe Direct
		Access Set — 1 mm)	TBD	**
1	CRYO-103 Short Ice	Custom Prostate CryoAblation Procedure Kit · SIX (6) 2.4S CryoProbe — Short Ice — Sharp Tip · SIX (6) CRYO-55 F (TempProbe™ Short) · ONE (1) CRYO-60 (Urethral Warming Catheter Kit)	TBD	**
1	CRYO-2.4S	2mm 2.4S CryoProbe — Short Ice — Sharp Tip	$2,000.00	**
1 Box	CRYO-103 2.4S	Custom CRYO-2.4S Box 2mm 2.4S CryoProbe — Short Ice — Sharp Tip (Packaged as Ten (10) Probes)	N/A	**
1	CRYO-44 F	2 mm CryoProbe™ (Direct Access System)	$2,000.00	**
1 Box	CRYO-103 44 F	Custom CRYO-44 F Box 2 mm CryoProbe™ (Direct Access System) (Packaged as Ten (10) Probes)	N/A	**
1	CRYO-40 F	3 mm CryoProbe™	$2,250.00	**
1 Box	CRYO-103 40 F	Custom CRYO-40 F Box 3 mm CryoProbe™ (Packaged as Ten (10) Probes)	N/A	**
1	CRYO-46 F	5 mm CryoProbe™ (Manufacturing of this Product to be discontinued)	$2,500.00	**
1	CRYO-48 F	8 mm CryoProbe™	$2,750.00	**
1	CRYO-54	TempProbe™ Long	$150.00	**

See page 5 for Terms & Conditions	FM00-0190 Rev. A (June -2005)
** Asterisks indicate confidential terms that were redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Customer Quote Equipment, Procedures, and/or Products
201 Technology Dr. • Irvine • California • 92618
Tel: 866-313-2796 Fax: 866-313-3636 or 949-450-5407

Qty.	Model No.	Description	List Price ($)	Quote ($)
			(U.S. Dollars)	(U.S. Dollars)
1	CRYO-55 F	TempProbe™ Short Direct Access System	$150.00	**
1	CRYO-75	TempProbe™ Trocar Needles, 3-Pack (for use with CRYO-54)	$75.00	**
1	CRYO-72	FastTrac™ CryoProbe Direct Access Set — 1 mm (includes CRYO-73)	$500.00	**
1	CRYO-73	FastTrac™ Introducer Sheaths, 8-Pack	$100.00	**
1	CRYO-74	FastTrac™ CryoProbe Direct Access Set — 2 mm (includes CRYO-73)	$500.00	**
1	CRYO-60	Urethral Warming Catheter Kit	$350.00	**
1	R3.8L	RenalCryo 3.8mm Angled Probe — oblong ice — long shaft	$3,500.00	**
1	R3.8	RenalCryo 3.8mm Angled Probe — oblong ice *Upon Availability	$3,500.00	**
1	R2.4L	2.4 mm Renal Probe Sharp Tip, Oblong Ice Long Shaft	$3,500.00	**
1	R2.4	2.4 mm Renal Probe Sharp Tip, Oblong Ice	$3,500.00	**
1	R1.7	1.7 mm Renal Probe Sharp Tip, Oblong Ice	$2,500.00	**
Payment Terms:
Net 30 days, fob irvine/origin. All customers subject to credit approval. Pricing does not include applicable local or state taxes.
SPECIAL CONDITIONS SPECIFIC TO ADVANCED MEDICAL PARTNERS, INC (AMPI)
Volume Discount Pricing
 **
Packaged CRYO-40F, CRYO-44F & CRYO 2.4S Probes*
 **
The following conditions apply to Packaged CRYO-40F, CRYO-44F & CRYO 2.4S Probes*:
**
New Products
Additional products introduced by Endocare, Inc. during the term of this agreement will be negotiated at the time of product release.
Customer Service Representative:          Michelle Kennedy                     Tel No. :     866-313-2796 ext. 5423
Endocare Approval

☒ Required	☐ Not Required	Mary Syiek, Vice president	Date 12-13-05
☒ Required	☐ Not Required	Kevin Quilty, Sr.V P, Sales & Marketing	Date 12-13-05
☒ Required	☐ Not Required	Michael rodriguez, CFO or William Nydam, President	Date 12-13-05
The customer quote is valid between 12/13/05 thru 1/13/06 upon acceptance of the pricing, terms, & conditions, the customer quote and its contents are valid until 12/31/06. **

See page 5 for Terms & Conditions	FM00-0190 Rev. A (June -2005)
** Asterisks indicate confidential terms that were redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Customer Quote Equipment, Procedures, and/or Products
201 Technology Dr. • Irvine • California • 92618
Tel: 866-313-2796 Fax: 866-313-3636 or 949-450-5407

Printed Name	Robert A. Yonke
Signature	/s/ Robert A. Yonke	Date 01-09-06
Title	CEO

See page 5 for Terms & Conditions	FM00-0190 Rev. A (June -2005)
** Asterisks indicate confidential terms that were redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Endocare, Inc
Standard Terms and Conditions
Effective June 1, 2005
Payment:
1)	Payment terms will be based on Endocare’s customer credit evaluation and may include filing of UCC-1 on disposables until payment in full has been received by Endocare.

2)	Endocare standard payment terms are Net 30 Days.
Delivery:
1)	Goods will be shipped F.O.B. Irvine, California.

2)	Shipping and handling charges are to be incurred by the customer.
Returned Goods Policy:
1)	All product exchanges/ returns require Endocare management approval.

2)	A Return Merchandise Authorization number must be obtained prior to the exchange/return of product for any reason. To obtain authorization for return Contact Endocare Customer Service 866-313-2796. Items returned without prior approval will not be accepted.

3)	Defective product will be replaced only upon Endocare’s review and approval.

4)	With the exception of the return of defective product, all product exchanges must be in their original package and in saleable condition. The sterile packaged product must have an expiration date exceeding six (6) months from the date of return.

5)	Product exchanges will be subject to a 10% restocking fee.

6)	No credit memos or cash refunds will be issued. Any exceptions to this policy require Endocare management approval.

7)	Purchased Cryocare Disposables returned will only be considered if defective or opened (unused). In this instance, the Cryocare Disposable(s) would be replaced as an exchange only. Endocare Senior Management must approve.
Warranty:
1)	Endocare warrants all products to be free of manufactures defect one year from the date of purchase.

Page 5 of 5	FM00-0190 Rev. A (June -2005)
** Asterisks indicate confidential terms that were redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.